UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02240

Stratton Real Estate Fund, Inc.

(Exact name of registrant as specified in charter)

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Address of principal executive offices) (Zip code)

Patricia L. Sloan, Secretary/Treasurer

Stratton Real Estate Fund, Inc.

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-941-0255

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-Annual Report June 30, 2010

STRATTON
MUTUAL FUNDS
Stability • Strategy • Success

DEAR FELLOW SHAREHOLDER:

While recent signs imply a slowing of the recovery, many measures of activity are significantly above their levels at this time last year. Durable goods orders are more than 19% above their recession low. Corporate profits are up 41% from their recession low and we believe should continue to be very strong for the next few quarters. The result is that companies now have greater ability and incentive to increase capital investment. After turning in a dramatic +68% return from the lows in March 2009 through the end of the year and a +84% return through the recent high on April 23rd, the S&P 500 has declined by approximately 12%. Better-than-expected earnings in the fourth quarter of 2009, followed by very strong results in the first quarter of 2010, led analysts to repeatedly revise their earnings estimates higher for companies. In mid-April, with 70% of earnings estimate revisions for 2010 having been upward, expectations were high and arguably analysts had gotten ahead of themselves. This highly optimistic environment, combined with slowing economic momentum and negative news flow was a perfect recipe for a stock market correction.

Despite the recent stock market weakness, we believe that U.S. corporations, as a whole, are in a decidedly better financial position now compared to one year ago. The Federal Reserve reported that through March, cash on the balance sheets of nonfinancial companies was up 26% from the previous year and totaled $1.84 trillion. This represents 7% of company assets and is the highest level since 1963. Through March, S&P 500 companies had reduced their net-debt as a percentage of total capital to approximately 25%, which is near historical lows. Moreover, credit spreads have declined substantially and combined with the historically low interest rate environment, companies have been taking steps to refinance debt at attractive terms. Cost cutting efforts in recent years have lead to significant profit margin improvements as streamlined companies have demonstrated significant operating leverage. This is expected to continue going forward with S&P 500 earnings per share estimated to increase by double digits in both 2010 and 2011. From a valuation perspective, we believe stocks are inexpensive. The S&P trades at 13x the 2010 earnings estimate, hardly a rich valuation. At 15x trailing earnings, the S&P 500 P/E ratio is below the 20 year median multiple of 19x.

With companies' cash coffers full and their cost of capital reduced we expect to see an increase in new capital investment. Historically there has been a nine month lag between changes in credit conditions and capital investment. While memories of the near collapse of the global financial system are fresh, earning a 0% return on large sums of cash cannot be justified to shareholders. Given the recent market correction, a drop in consumer confidence, the slowing of the global economic recovery and the subsequent trimming of analysts' estimates, investing in stocks right now is not popular. This is good from a contrarian perspective. In previous periods following a broad, high-beta stock market rally like the one that began in March of 2009, equity traits that outperformed in the following periods were those of Value and Quality. Going forward, in a slowing economic environment, success in equities will be determined by stock selection. We think that our bottom-up, valuation-based process is well positioned for this type of a market. In addition, we continue to believe that companies with exposure to faster growing international emerging markets will outperform.

Sincerely yours,

James W. Stratton
Chairman

August 16, 2010

Distributed by BNY Mellon Distributors Inc., formerly known as PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406-1212. Date of first use, August 2010. This report is to be preceded or accompanied by a Prospectus. All indices are unmanaged groupings of stocks that are not available for investment.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Multi-Cap Fund — Jim Stratton / Jim Beers

The second quarter of 2010 was particularly disappointing for the performance of the Multi-Cap Fund. While the broad stock market sold off, we underperformed primarily because of our concentration in the Energy area.

Not only did we have 13.7% of the portfolio in Energy at the start of the quarter, but we held several companies that were directly affected by the BP oil well disaster in the Gulf of Mexico. During the quarter, we sold Transocean, Ltd. and Halliburton Co., both of which were participants in the doomed well. We also chose to sell Noble Corp., which is an offshore drilling company, believing that the moratorium on drilling in the Gulf of Mexico can only hurt their earnings.

As a result of these changes we exited the second quarter with 7.7% of the portfolio in Energy stocks. We had an overconcentration because we believe that raw materials and energy are major growth areas of the global economy for the foreseeable future. Unfortunately, the BP well became a “black swan” to our portfolio as it was totally unanticipated.

Our diversification into non-energy areas was additions to the Retail sector with Kohl’s Corp. and Target Corp.; a new holding in Consumer Products, Avon Products, Inc.; and, a new holding in Transportation, Union Pacific Corp.

Portfolio holdings are as of 6/30/10. They are subject to change at any time. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Multi-Cap Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS June 30, 2010 (unaudited)

Stratton Multi-Cap Fund

	June 30, 2010	March 31, 2010
Total Net Assets	$60,389,556	$73,475,849
Net Asset Value Per Share	$29.36	$34.64
Shares Outstanding	2,056,656	2,120,876

Quarterly Portfolio Changes

New Holdings (% of Total Net Assets)	Eliminated Holdings
Avon Products, Inc. (1.1%)	Becton, Dickinson & Co.
Kohl’s Corp. (1.2%)	Halliburton Co.
Target Corp. (1.6%)	McDonald’s Corp.
Union Pacific Corp. (1.7%)	Noble Corp.
Potash Corp. of Saskatchewan, Inc.
Transocean, Ltd.

Sector Categories (% of Total Net Assets)

Technology	18.0%	Retailing	5.9%	Utilities	2.9%
Basic Materials	16.4%	Banking/Financial	5.3%	Business Services	2.1%
Health Care	8.1%	Capital Goods	5.3%	Chemicals	1.6%
Energy	7.7%	Consumer Staples	4.6%	Consumer Durable	1.5%
Insurance/Services	7.1%	Transportation	3.4%

Ten Largest Holdings*

	Market Value	% of TNA
Harris Corp.	$2,499,000	4.1%
International Business Machines Corp.	2,469,600	4.1
Owens-Illinois, Inc.	2,380,500	3.9
Freeport-McMoRan Copper & Gold, Inc.	2,365,200	3.9
Hewlett-Packard Co.	2,164,000	3.6
Oracle Corp.	2,146,000	3.6
Kimberly-Clark Corp.	2,122,050	3.5
Tyco International, Ltd.	2,113,800	3.5
Family Dollar Stores, Inc.	1,884,500	3.1
Energen Corp.	1,773,200	2.9

	$21,917,850	36.2%

*	Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Real Estate Fund — Jim Beers

For the second quarter of 2010, Stratton Real Estate Fund produced a total return of -3.70%. This compares favorably to the -3.99% return of the MSCI U.S. REIT Index and the -4.06% return of the FTSE NAREIT Equity Index. For the six month period ended June 30, 2010, the Fund returned +3.48%, lagging the two indices with a +5.70% total return for the MSCI U.S. REIT Index and a +5.55% total return for the FTSE NAREIT Equity Index. Throughout this six month period, REIT stock prices have been very volatile, experiencing significant swings in price, both positive and negative, on a daily basis.

During the last six months, we have maintained our weighting in the Apartment sector, as we have seen a strong rebound in rental rates in certain markets, despite the continued lack of evidence of job growth on a national level. Historically, the Apartment sector thrives early in an economic recovery, as the prospect for rising rental rates improves. In this cycle, Apartment REIT stock prices have risen ahead of any confirmation of a job recovery. Some of this can be explained by the fact that despite better home affordability due to a low interest rate environment, renters are staying in their apartments longer, which is driving up occupancy. Renters, who in previous cycles may have moved out after a purchase of a new home, may be concerned about their overall job security, the economic picture, or they may be waiting to see if home prices will fall further. If a landlord has a full building, he can raise rents on leases as they come up for renewal, which helps drive up net operating income, which hopefully will translate into an earnings improvement. We feel that we have good exposure to some areas of the country that should recover faster, when an eventual recovery begins to materialize.

We have trimmed our exposure to the Health Care sector slightly. This is following the belief that when the economy recovers, earnings from other areas within the REIT industry will tend to be more robust when compared with the relative stability of earnings within the largely defensive, Health Care sector. The Fund’s weightings within the rest of the sectors have remained relatively stable.

Portfolio holdings are as of 6/30/10. They are subject to change at any time. Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase .

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Real Estate Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS June 30, 2010 (unaudited)

Stratton Real Estate Fund

	June 30, 2010	March 31, 2010
Total Net Assets	$69,155,032	$78,645,129
Net Asset Value Per Share	$22.49	$23.50
Shares Outstanding	3,074,496	3,345,933

Quarterly Portfolio Changes

New Holdings (% of Total Net Assets)	Eliminated Holdings
Omega Healthcare Investors, Inc. (1.7%)	National Health Investors, Inc.

Sector Categories (% of Total Net Assets)

Apartments	21.4%	Industrial	6.1%
Health Care	21.2%	Lodging	5.8%
Office	19.3%	Diversified	4.7%
Shopping Centers	7.0%	Net Lease	3.6%
Regional Malls	6.7%

Ten Largest Holdings*

	Market Value	% of TNA
UDR, Inc.	$2,869,500	4.1%
National Retail Properties, Inc.	2,465,600	3.6
Nationwide Health Properties, Inc.	2,325,050	3.4
Mid-America Apartment Communities, Inc.	2,316,150	3.3
Liberty Property Trust	2,308,000	3.3
Universal Health Realty Income Trust	2,249,100	3.3
Healthcare Realty Trust, Inc.	2,197,000	3.2
Brandywine Realty Trust	2,150,000	3.1
EastGroup Properties, Inc.	2,134,800	3.1
Ventas, Inc.	2,112,750	3.1

	$23,127,950	33.5%

*	Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Small-Cap Value Fund — Jerry Van Horn

For the second quarter of 2010, Stratton Small-Cap Value Fund posted a total return of -10.95% compared to the Russell 2000® Value Index return of -10.59% and the Russell 2000® Index return of -9.92%.

The second quarter of 2010 proved to be quite volatile. The quarter began in the midst of the shorter-term rally which commenced in early February, driven by confidence in the domestic economic recovery and investors’ increased appetite for riskier assets. The Fund underperformed during this time period as investors once again sought out high beta, momentum, leverage and low price stocks. By late April, however, concerns over conditions in European markets and a failure of domestic economic indicators to show continued strength brought an end to the rally and risk appetites faded through the balance of the quarter. The Fund’s relative performance improved significantly throughout this period.

While every economic sector in which the Fund was invested, posted negative returns for the quarter, the Consumer Discretionary, Energy, Health Care, and Technology sectors were notably weak. Fund holdings within the Consumer Discretionary and Energy sectors sold off as more cyclically oriented areas of the market underperformed following the market’s peak in late April. Poor performance within the Health Care and Technology sectors was driven by stock-specific weakness. Performance from the Utility and Consumer Staples sectors bested overall portfolio performance during the quarter as investors fled areas of cyclicality and gravitated toward traditionally stable areas of the market.

Portfolio holdings are as of 6/30/10. They are subject to change at any time. Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Value Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS June 30, 2010 (unaudited)

Stratton Small-Cap Value Fund

	June 30, 2010	March 31, 2010
Total Net Assets	$702,350,348	$819,996,994
Net Asset Value Per Share	$39.13	$43.94
Shares Outstanding	17,948,245	18,662,364

Quarterly Portfolio Changes

New Holdings (% of Total Net Assets)	Eliminated Holdings
Northern Oil and Gas, Inc. (0.3%)	Psychiatric Solutions, Inc.

Sector Categories (% of Total Net Assets)

Technology	16.4%	Utilities	7.0%	Consumer Durable	1.7%
Banking/Financial	16.1%	Health Care	6.8%	Business Services	1.7%
Industrial	10.3%	Retailing	6.1%	Aerospace/Defense	1.7%
REITs	8.3%	Consumer Staples	5.2%	Insurance/Services	1.1%
Energy	8.2%	Basic Materials	3.3%	Consumer Services	0.7%

Ten Largest Holdings*

	Market Value	% of TNA
Syniverse Holdings, Inc.	$14,621,750	2.1%
PAREXEL International Corp.	13,658,400	1.9
The Shaw Group, Inc.	13,599,028	1.9
Solera Holdings, Inc.	13,394,000	1.9
Southwest Gas Corp.	13,275,000	1.9
Nationwide Health Properties, Inc.	12,698,350	1.8
Casey’s General Stores, Inc.	12,658,230	1.8
Crane Co.	12,519,024	1.8
Ruddick Corp.	12,442,485	1.8
Jos. A. Bank Clothiers, Inc.	12,396,104	1.8

	$131,262,371	18.7%

*	Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

SCHEDULE OF INVESTMENTS June 30, 2010 (unaudited)

Stratton Multi-Cap Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 89.9%
Banking/Financial – 5.3%
Ameriprise Financial, Inc.	20,000	$722,600
Hudson City Bancorp, Inc.	100,000	1,224,000
JPMorgan Chase & Co.	35,000	1,281,350

		3,227,950

Basic Materials – 16.4%
Agrium, Inc.	20,000	978,800
Freeport-McMoRan Copper & Gold, Inc.	40,000	2,365,200
GrafTech International, Ltd.†	100,000	1,462,000
The Mosaic Co.	25,000	974,500
Owens-Illinois, Inc.†	90,000	2,380,500
Quaker Chemical Corp.	20,000	541,800
Schnitzer Steel Industries, Inc. Class A	30,000	1,176,000

		9,878,800

Business Services – 2.1%
Waste Management, Inc.	40,000	1,251,600

Capital Goods – 5.3%
General Electric Co.	75,000	1,081,500
Tyco International, Ltd.	60,000	2,113,800

		3,195,300

Chemicals – 1.6%
Air Products & Chemicals, Inc.	15,000	972,150

Consumer Durable – 1.5%
Ford Motor Co.†	90,000	907,200

Consumer Staples – 4.6%
Avon Products, Inc.	25,000	662,500
Kimberly-Clark Corp.	35,000	2,122,050

		2,784,550

Energy – 7.7%
Anadarko Petroleum Corp.	30,000	1,082,700
National-Oilwell Varco, Inc.	30,000	992,100
Occidental Petroleum Corp.	20,000	1,543,000
Penn Virginia Corp.	50,000	1,005,500

		4,623,300

Health Care – 8.1%
Abbott Laboratories	35,000	1,637,300
Amedisys, Inc.†	40,000	1,758,800
Thermo Fisher Scientific, Inc.†	30,000	1,471,500

		4,867,600

Insurance/Services – 7.1%
Aflac, Inc.	30,000	1,280,100
MetLife, Inc.	40,000	1,510,400
Torchmark Corp.	30,000	1,485,300

		4,275,800

Retailing – 5.9%
Family Dollar Stores, Inc.	50,000	1,884,500
Kohl’s Corp.†	15,000	712,500
Target Corp.	20,000	983,400

		3,580,400

Technology – 18.0%
Corning, Inc.	100,000	1,615,000
Harris Corp.	60,000	2,499,000
Hewlett-Packard Co.	50,000	2,164,000
International Business Machines Corp.	20,000	2,469,600
Oracle Corp.	100,000	2,146,000

		10,893,600

Transportation – 3.4%
CSX Corp.	20,000	992,600
Union Pacific Corp.	15,000	1,042,650

		2,035,250

Utilities – 2.9%
Energen Corp.	40,000	1,773,200

Total Common Stocks (Cost $60,391,033)		54,266,700

	Principal Amount
SHORT-TERM INVESTMENTS – 10.4%
PNC Bank Money Market Account 0.05%, due 07/01/10	$6,284,828	6,284,828

Total Short-Term Investments (Cost $6,284,828)		6,284,828

Total Investments — 100.3% (Cost $66,675,861*)		60,551,528
Liabilities in Excess of Other Assets — (0.3%)		(161,972)

NET ASSETS — 100.0%		$60,389,556

† Non-income producing security
* Aggregate cost is $66,675,861 and net unrealized depreciation is as follows:

Gross unrealized appreciation		$2,880,132
Gross unrealized depreciation		(9,004,465)

Net unrealized depreciation		$(6,124,333)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2010 (unaudited)

Stratton Real Estate Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 95.8%
Apartments – 21.4%
American Campus Communities, Inc.	55,000	$1,500,950
Apartment Investment & Management Co. Class A	60,000	1,162,200
AvalonBay Communities, Inc.	20,000	1,867,400
Camden Property Trust	40,000	1,634,000
Equity Residential	40,000	1,665,600
Home Properties, Inc.	40,000	1,802,800
Mid-America Apartment Communities, Inc.	45,000	2,316,150
UDR, Inc.	150,000	2,869,500

		14,818,600

Diversified – 4.7%
Digital Realty Trust, Inc.	30,000	1,730,400
Lexington Realty Trust	258,255	1,552,112

		3,282,512

Health Care – 21.2%
HCP, Inc.	60,000	1,935,000
Health Care REIT, Inc.	40,000	1,684,800
Healthcare Realty Trust, Inc.	100,000	2,197,000
Medical Properties Trust, Inc.	100,000	944,000
Nationwide Health Properties, Inc.	65,000	2,325,050
Omega Healthcare Investors, Inc.	60,000	1,195,800
Universal Health Realty Income Trust	70,000	2,249,100
Ventas, Inc.	45,000	2,112,750

		14,643,500

Industrial – 6.1%
AMB Property Corp.	50,000	1,185,500
DCT Industrial Trust, Inc.	200,000	904,000
EastGroup Properties, Inc.	60,000	2,134,800

		4,224,300

Lodging – 5.8%
Hospitality Properties Trust	100,000	2,110,000
Starwood Hotels & Resorts Worldwide, Inc.	15,000	621,450
Sunstone Hotel Investors, Inc.†	131,414	1,304,941

		4,036,391

Net Lease – 3.6%
National Retail Properties, Inc.	115,000	2,465,600

Office – 19.3%
Alexandria Real Estate Equities, Inc.	30,000	1,901,100
Boston Properties, Inc.	20,000	1,426,800
Brandywine Realty Trust	200,000	2,150,000
Highwoods Properties, Inc.	70,000	1,943,200
Liberty Property Trust	80,000	2,308,000
Mack-Cali Realty Corp.	65,000	1,932,450
SL Green Realty Corp.	30,000	1,651,200

		13,312,750

Regional Malls – 6.7%
Glimcher Realty Trust	185,000	1,106,300
The Macerich Co.	50,000	1,866,000
Simon Property Group, Inc.	20,857	1,684,203

		4,656,503

Shopping Centers – 7.0%
Developers Diversified Realty Corp.	66,264	656,014
Equity One, Inc.	50,000	780,000
Federal Realty Investment Trust	30,000	2,108,100
Urstadt Biddle Properties, Inc. Class A	80,000	1,290,400

		4,834,514

Total Common Stocks (Cost $69,092,953)		66,274,670

	Principal Amount
SHORT-TERM INVESTMENTS – 4.2%
PNC Bank Money Market Account 0.05%, due 07/01/10	$2,913,457	2,913,457

Total Short-Term Investments (Cost $2,913,457)		2,913,457

Total Investments — 100.0% (Cost $72,006,410*)		69,188,127
Liabilities in Excess of Other Assets — 0.0%		(33,095)

NET ASSETS — 100.0%		$69,155,032

† Non-income producing security
* Aggregate cost is $72,006,410 and net unrealized depreciation is as follows:

Gross unrealized appreciation		$11,221,369
Gross unrealized depreciation		(14,039,652)

Net unrealized depreciation		$(2,818,283)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2010 (unaudited)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 94.6%
Aerospace/Defense – 1.7%
Moog, Inc. Class A†	361,925	$11,664,843

Banking/Financial – 16.1%
Affiliated Managers Group, Inc.†	168,250	10,224,552
Astoria Financial Corp.	522,000	7,182,720
BancorpSouth, Inc.	301,000	5,381,880
Community Bank System, Inc.	330,000	7,269,900
First Midwest Bancorp, Inc.	564,200	6,860,672
First Niagara Financial Group, Inc.	577,000	7,229,810
Glacier Bancorp, Inc.	380,000	5,574,600
IBERIABANK Corp.	122,000	6,280,560
Interactive Brokers Group, Inc. Class A†	459,000	7,619,400
MB Financial, Inc.	382,200	7,028,658
National Penn Bancshares, Inc.	784,400	4,714,244
Signature Bank†	235,000	8,932,350
Sterling Bancshares, Inc.	1,100,000	5,181,000
SVB Financial Group†	189,000	7,792,470
United Bankshares, Inc.	351,000	8,402,940
Webster Financial Corp.	418,600	7,509,684

		113,185,440

Basic Materials – 3.3%
Compass Minerals International, Inc.	165,000	11,596,200
Silgan Holdings, Inc.	418,000	11,862,840

		23,459,040

Business Services – 1.7%
Arbitron, Inc.	470,500	12,058,915

Consumer Durable – 1.7%
Jarden Corp.	450,000	12,091,500

Consumer Services – 0.7%
Corinthian Colleges, Inc.†	470,000	4,629,500

Consumer Staples – 5.2%
Casey’s General Stores, Inc.	362,700	12,658,230
Ralcorp Holdings, Inc.†	205,000	11,234,000
Ruddick Corp.	401,500	12,442,485

		36,334,715

Energy – 8.2%
Alpha Natural Resources, Inc.†	135,500	4,589,385
Cabot Oil & Gas Corp.	293,400	9,189,288
Carrizo Oil & Gas, Inc.†	534,000	8,293,020
Northern Oil and Gas, Inc.†	170,000	2,182,800
Penn Virginia Corp.	434,400	8,735,784
Petrohawk Energy Corp.†	444,110	7,536,547
PetroQuest Energy, Inc.†	1,404,190	9,492,324
Superior Energy Services, Inc.†	405,000	7,561,350

		57,580,498

Health Care – 6.8%
Amedisys, Inc.†	237,667	10,450,218
Kinetic Concepts, Inc.†	325,000	11,865,750
PAREXEL International Corp.†	630,000	13,658,400
West Pharmaceutical Services, Inc.	316,100	11,534,489

		47,508,857

Industrial – 10.3%
Cascade Corp.	176,500	6,285,165
Chicago Bridge & Iron Co. N.V.†	618,500	11,633,985
Crane Co.	414,400	12,519,024
EnerSys†	509,000	10,877,330
MasTec, Inc.†	920,000	8,648,000
The Shaw Group, Inc.†	397,400	13,599,028
Terex Corp.†	479,000	8,976,460

		72,538,992

Insurance/Services – 1.1%
Selective Insurance Group, Inc.	505,200	7,507,272

REITs – 8.3%
AMB Property Corp.	300,000	7,113,000
Highwoods Properties, Inc.	265,000	7,356,400
Home Properties, Inc.	179,000	8,067,530
Medical Properties Trust, Inc.	1,187,000	11,205,280
Nationwide Health Properties, Inc.	355,000	12,698,350
SL Green Realty Corp.	208,000	11,448,320

		57,888,880

Retailing – 6.1%
Aaron’s, Inc.	674,250	11,509,448
The Gymboree Corp.†	259,200	11,070,432
Jos. A. Bank Clothiers, Inc.†	229,600	12,396,104
PetMed Express, Inc.	455,000	8,099,000

		43,074,984

Technology – 16.4%
Anixter International, Inc.†	236,700	10,083,420
Belden, Inc.	464,600	10,221,200
Blue Coat Systems, Inc.†	469,000	9,581,670
CACI International, Inc. Class A†	156,000	6,626,880
CommScope, Inc.†	488,000	11,599,760
ON Semiconductor Corp.†	1,445,800	9,224,204
Parametric Technology Corp.†	765,000	11,987,550
Quest Software, Inc.†	624,000	11,256,960
RF Micro Devices, Inc.†	1,752,000	6,850,320
Solera Holdings, Inc.	370,000	13,394,000

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2010 (unaudited) (continued)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
Technology – continued
Syniverse Holdings, Inc.†	715,000	$14,621,750

		115,447,714

Utilities – 7.0%
Avista Corp.	605,000	11,815,650
El Paso Electric Co.†	639,000	12,364,650
Portland General Electric Co.	325,000	5,957,250
Southwest Gas Corp.	450,000	13,275,000
Unisource Energy Corp.	200,000	6,036,000

		49,448,550

Total Common Stocks (Cost $650,522,904)		664,419,700

	Principal Amount
SHORT-TERM INVESTMENTS – 5.4%
PNC Bank Money Market Account 0.05%, due 07/01/10	$37,781,914	37,781,914

Total Short-Term Investments (Cost $37,781,914)		37,781,914

Total Investments — 100.0% (Cost $688,304,818*)		702,201,614
Other Assets Less Liabilities — 0.0%		148,734

NET ASSETS — 100.0%		$702,350,348

REIT – Real Estate Investment Trust
† Non-income producing security
* Aggregate cost is $688,304,818 and net unrealized appreciation is as follows:

Gross unrealized appreciation		$83,357,157
Gross unrealized depreciation		(69,460,361)

Net unrealized appreciation		$13,896,796

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2010 (unaudited)

	Multi-Cap Fund	Real Estate Fund	Small-Cap Value Fund
ASSETS:
Investments in securities at value (cost $66,675,861, $72,006,410 and $688,304,818, respectively) (Note 1)	$60,551,528	$69,188,127	$702,201,614
Dividends and interest receivable	67,949	219,196	840,639
Receivable for shares sold	6,746	14,248	1,015,215
Prepaid expenses	15,488	15,161	28,150

Total Assets	60,641,711	69,436,732	704,085,618

LIABILITIES:
Payable for shares redeemed	203,414	241,409	1,256,552
Accrued audit fee	14,356	17,272	16,751
Payable to affiliate	17,271	13,958	286,821
Accrued printing fee	14,952	7,813	156,125
Accrued expenses and other liabilities	2,162	1,248	19,021

Total Liabilities	252,155	281,700	1,735,270

NET ASSETS:
Applicable to 2,056,656, 3,074,496 and 17,948,245 shares outstanding, respectively[1]	$60,389,556	$69,155,032	$702,350,348

Net asset value, offering and redemption price per share[2]	$29.36	$22.49	$39.13

SOURCE OF NET ASSETS:
Paid-in capital	$85,478,768	$73,898,514	$714,711,182
Undistributed net investment income (loss)	48,469	888,754	(1,418,087)
Accumulated net realized loss on investments	(19,013,348)	(2,813,953)	(24,839,543)
Net unrealized appreciation (depreciation) on investments	(6,124,333)	(2,818,283)	13,896,796

Net Assets	$60,389,556	$69,155,032	$702,350,348

[1]	Multi-Cap Fund: $0.10 par value, 10,000,000 shares authorized; Real Estate Fund: $1.00 par value, 10,000,000 shares authorized; Small-Cap Value Fund: $0.001 par value, 200,000,000 shares authorized.
[2]	Redemption price may vary based on length of time held (Note 1).

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

Six Months Ended June 30, 2010 (unaudited)

	Multi-Cap Fund	Real Estate Fund	Small-Cap Value Fund
INCOME:
Dividends	$447,289	$1,740,701	$3,469,012
Interest	1,124	771	5,421
Other income	—	4	—

Total Income	448,413	1,741,476	3,474,433

EXPENSES:
Advisory fees (Note 2)	262,252	232,494	3,578,615
Accounting/Administration services fees	49,785	49,785	292,969
Audit fees	14,356	17,272	16,752
Custodian fees	7,242	7,168	48,130
Directors’ fees	3,998	4,144	44,830
Legal fees	822	855	9,250
Miscellaneous fees	3,912	3,740	33,184
Printing and postage fees	6,212	8,478	161,597
Registration fees	15,853	15,473	22,567
Taxes other than income taxes	2,761	2,796	29,235
Transfer agent fees	32,751	47,377	655,391

Total Expenses	399,944	389,582	4,892,520

Net Investment Income (Loss)	48,469	1,351,894	(1,418,087)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(4,866,286)	2,241,824	9,258,908
Net decrease in unrealized appreciation/depreciation on investments	(2,906,329)	(445,227)	(24,381,899)

Net Realized and Unrealized Gain (Loss) on Investments	(7,772,615)	1,796,597	(15,122,991)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(7,724,146)	$3,148,491	$(16,541,078)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Multi-Cap Fund		Real Estate Fund
	6 Months Ended 6/30/10*	Year Ended 12/31/09	6 Months Ended 6/30/10*	Year Ended 12/31/09
OPERATIONS:
Net investment income	$48,469	$374,960	$1,351,894	$2,213,052
Net realized gain (loss) on investments	(4,866,286)	(10,086,363)	2,241,824	(4,779,776)
Net increase (decrease) in unrealized appreciation/depreciation on investments	(2,906,329)	24,912,147	(445,227)	21,071,749

Net Increase (Decrease) in Net Assets Resulting From Operations	(7,724,146)	15,200,744	3,148,491	18,505,025

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.00, $0.17, $0.15 and $0.59 per share, respectively)	—	(374,960)	(463,140)	(2,213,052)
Distributions in excess of net realized investment income ($0.00, $0.03, $0.00 and $0.00 per share, respectively)	—	(62,516)	—	—
Return of capital ($0.00, $0.00, $0.00 and $0.16 per share, respectively)	—	—	—	(617,981)

Total Distributions	—	(437,476)	(463,140)	(2,831,033)

CAPITAL SHARE TRANSACTIONS[1]	(4,906,763)	(16,513,403)	(7,839,443)	(9,449,932)

REDEMPTION FEES	763	5,294	2,492	22,230

Total Increase (Decrease) in Net Assets	(12,630,146)	(1,744,841)	(5,151,600)	6,246,290
NET ASSETS:
Beginning of period	73,019,702	74,764,543	74,306,632	68,060,342

End of period (including undistributed net investment income of $48,469, $0, $888,754 and $0, respectively)	$60,389,556	$73,019,702	$69,155,032	$74,306,632

	Small-Cap Value Fund
	6 Months Ended 6/30/10*	Year Ended 12/31/09
OPERATIONS:
Net investment income (loss)	$(1,418,087)	$(877,556)
Net realized gain (loss) on investments	9,258,908	(21,709,596)
Net increase (decrease) in unrealized appreciation/depreciation on investments	(24,381,899)	158,920,936

Net Increase (Decrease) in Net Assets Resulting From Operations	(16,541,078)	136,333,784

CAPITAL SHARE TRANSACTIONS[1]	(136,702,032)	54,406,972

REDEMPTION FEES	17,093	241,864

Total Increase (Decrease) in Net Assets	(153,226,017)	190,982,620
NET ASSETS:
Beginning of period	855,576,365	664,593,745

End of period (including undistributed net investment income (loss) of $(1,418,087) and $0, respectively.)	$702,350,348	$855,576,365

*	Unaudited

See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS

[1]	A summary of capital share transactions follows:

	Multi-Cap Fund
	6 Months Ended 6/30/10*		Year Ended 12/31/09
	Shares	Value	Shares	Value
Shares issued	58,053	$1,937,114	175,459	$4,873,212
Shares reinvested from net investment income distributions	—	—	11,484	367,364

	58,053	1,937,114	186,943	5,240,576
Shares redeemed	(205,719)	(6,843,877)	(782,602)	(21,753,979)

Net Decrease	(147,666)	$(4,906,763)	(595,659)	$(16,513,403)

	Real Estate Fund
	6 Months Ended 6/30/10*		Year Ended 12/31/09
	Shares	Value	Shares	Value
Shares issued	125,354	$2,848,099	379,248	$6,359,505
Shares reinvested from net investment income distributions	14,468	344,924	142,827	2,082,226

	139,822	3,193,023	522,075	8,441,731
Shares redeemed	(463,413)	(11,032,466)	(1,082,182)	(17,891,663)

Net Decrease	(323,591)	$(7,839,443)	(560,107)	$(9,449,932)

	Small-Cap Value Fund
	6 Months Ended 6/30/10*		Year Ended 12/31/09
	Shares	Value	Shares	Value
Shares issued	1,664,151	$70,994,538	9,404,950	$314,082,584
Shares redeemed	(4,907,780)	(207,696,570)	(7,616,896)	(259,675,612)

Net Increase (Decrease)	(3,243,629)	$(136,702,032)	1,788,054	$54,406,972

*	Unaudited

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2010 (unaudited)

Note 1. – Significant Accounting Policies

Stratton Mutual Funds (the “Funds”) consist of Stratton Multi-Cap Fund, Inc.(“Multi-Cap Fund”), Stratton Real Estate Fund, Inc. (“Real Estate Fund”) and The Stratton Funds, Inc. (“Small-Cap Value Fund”), which operates as a series, consisting of Stratton Small-Cap Value Fund. The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of Multi-Cap Fund is to seek long-term growth of capital with current income from interest and dividends as a secondary objective.

The objective of Real Estate Fund is total return through investment in real estate securities.

The objective of Small-Cap Value Fund is to seek long-term capital appreciation through investment in the securities of small-cap companies.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets, for which no quotations are readily available, are valued at their “fair value” as determined in good faith by the Boards of Directors of the Funds. Some of the more common reasons that may necessitate that a security be valued at “fair value” include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; or the security has not been traded for an extended period of time.

B. Fair Value Measurements – Various inputs are used in determining the fair value of investments which are as follows:

Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date

Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active

Level 3 - Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2010 (unaudited)

The summary of inputs used to value each Fund’s net assets as of June 30, 2010 is as follows:

	Multi-Cap Fund	Real Estate Fund	Small-Cap Value Fund
Level 1 - Quoted prices *	$60,551,528	$69,188,127	$702,201,614
Level 2 - Significant observable inputs	—	—	—
Level 3 - Significant unobservable inputs	—	—	—

Total Market Value of Investments	$60,551,528	$69,188,127	$702,201,614

*	The breakdown of each Fund’s investments into major categories is disclosed in its Schedule of Investments.

During the six month period ended June 30, 2010, the funds recognized no significant transfers to/from Level 1 or 2. Additional disclosure surrounding the activity in Level 3 fair value measurement will also be effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact on the Funds’ financial statements.

C. Determination of Gains or Losses on Sales of Securities – Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

D. Federal Income Taxes – It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for the four year period ended December 31, 2009, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

E. Use of Estimates in Financial Statements – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. Other – Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2010 (unaudited)

G. Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

H. REITs – The Real Estate Fund has made certain investments in Real Estate Investment Trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital or capital gains.

I. Redemption Fee – The Funds may impose a redemption fee of 1.50% on shares that are redeemed within 120 days of purchase. The charge is assessed on an amount equal to the net asset value of the shares at the time of redemption. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees returned to the assets of the Funds are reflected in the Statements of Changes in Net Assets. Certain exceptions to the redemption fee may apply as more fully described in the Funds’ Prospectus.

Note 2. – During the six months ended June 30, 2010, the Funds paid advisory fees to Stratton Management Company (the “Advisor”) as follows: Multi-Cap Fund – $262,252; Real Estate Fund – $232,494; Small-Cap Value Fund – $3,578,614. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds’ officers. In return for these services, Multi-Cap Fund, Real Estate Fund and Small-Cap Value Fund pay to the Advisor a monthly management fee at annual rates of 0.75%, 0.625% and 0.90% of each Fund’s respective average daily net assets.

The officers and Directors of the Funds who are also officers or employees of the Advisor or administrator receive no direct compensation from the Funds for services to them. Each disinterested Director receives $2,000 for each meeting attended and an annual retainer of $8,000.

PFPC Trust Company serves as the Funds’ custodian. The Advisor pays BNY Mellon Distributors Inc. an annual fee for the limited purpose of acting as statutory underwriter to facilitate the registration of shares of each Fund. BNY Mellon Investment Servicing (US) Inc. serves as the Funds’ administrator, fund accounting services provider and transfer agent, effective July 1, 2010. (Note 7).

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2010 (unaudited)

Note 3. – Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2010 were as follows:

	Multi-Cap Fund	Real Estate Fund	Small-Cap Value Fund
Cost of purchases	$10,661,801	$4,247,431	$2,825,502
Proceeds of sales	18,999,536	10,634,321	122,414,425

Note 4. – Distributions to Shareholders

The tax character of distributions paid during 2009 was as follows:

	Multi-Cap Fund	Real Estate Fund	Small-Cap Value Fund
Distributions paid from:
Ordinary income	$437,476	$2,213,052	$—
Long-term capital gain	—	—	—

	437,476	2,213,052	—
Return of capital	—	617,981	—

	$437,476	$2,831,033	$—

The tax character of distributions paid during the year ending December 31, 2010, will be reported in the Funds’ December 31, 2010 Annual Report.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Multi-Cap Fund	Real Estate Fund	Small-Cap Value Fund
Capital loss carryforward	$(12,278,017)	$(4,828,255)	$(19,350,660)
Deferred post-October losses	(1,869,045)	—	(14,747,791)
Unrealized appreciation (depreciation)	(3,218,004)	(2,600,578)	38,278,695

Total Accumulated Earnings	$(17,365,066)	$(7,428,833)	$4,180,244

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to timing differences of tax recognition of gains on certain securities, the deferral of losses on wash sales, and post-October losses.

As of December 31, 2009, Multi-Cap Fund had net capital loss carryforwards for federal income tax purposes of $12,278,017, which are available to reduce future required distributions of net capital gains to shareholders. This amount is available through 2017. Real Estate Fund had net capital loss carryforwards for federal income tax purposes of $4,828,255, which are available to reduce future required distributions of net capital gains to shareholders. This amount is available through 2017. Small-Cap Value Fund had net capital loss carryforwards for federal income tax purposes of $2,615,472 and $16,735,188, which are available to reduce future required distributions of net capital gains to shareholders. This amount is available through 2016 and 2017 respectively.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2010 (unaudited)

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Multi-Cap Fund and Small-Cap Value Fund had deferred post-October capital losses of $1,869,045 and $14,747,791, respectively, which will be treated as arising on the first business day of the fiscal year ending December 31, 2010.

Note 5. – Reclassification

Permanent differences, incurred during the year ended December 31, 2009, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

	Multi-Cap Fund	Real Estate Fund	Small-Cap Value Fund
Decrease paid-in capital	$(62,516)	$—	$(877,556)
Increase undistributed net investment income	62,516	—	877,556

Note 6. – Indemnification

Under the Funds’ organizational documents, their officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 7. – Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that the following subsequent event requires recognition or disclosure in the Financial Statements.

On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. and PFPC Distributors, Inc. changed their names to BNY Mellon Investment Servicing (US) Inc. and BNY Mellon Distributors Inc., respectively. PFPC Trust Company will not change its name until a later date to be announced.

FINANCIAL HIGHLIGHTS

Stratton Multi-Cap Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended 6/30/10*	Years Ended December 31,
		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$33.13	$26.70	$44.64	$41.82	$44.35	$40.69

Income From Investment Operations
Net investment income	0.02	0.17	0.11	0.27	0.21	0.07
Redemption fees	— [1]	— [1]	0.09	— [1]	0.07	0.02
Net gains (losses) on securities (both realized and unrealized)	(3.79)	6.46	(16.85)	7.47	0.06	5.71

Total From Investment Operations	(3.77)	6.63	(16.65)	7.74	0.34	5.80

Less Distributions
Dividends (from net investment income)	—	(0.17)	(0.19)	(0.19)	(0.21)	(0.07)
Distributions (from capital gains)	—	—	(1.07)	(4.73)	(2.66)	(2.07)
Distributions (in excess of net investment income)	—	(0.03)	—	—	—	—
Distributions (in excess of capital gains)	—	—	(0.03)	—	—	—

Total Distributions	—	(0.20)	(1.29)	(4.92)	(2.87)	(2.14)

Net Asset Value, End of Period	$29.36	$33.13	$26.70	$44.64	$41.82	$44.35

Total Return	(11.38%)[2]	24.84%	(38.32%)	18.76%	0.77%	14.49%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$60,390	$73,020	$74,765	$101,169	$99,532	$173,405
Ratio of expenses to average net assets	1.14%[3]	1.19%	1.07%	1.06%	1.06%	1.08%
Ratio of net investment income to average net assets	0.14%[3]	0.54%	0.35%	0.42%	0.40%	0.17%
Portfolio turnover rate	16.46%[2]	30.91%	70.49%	25.68%	31.04%	29.22%

*	Unaudited
1	Amount represents less than $0.01 per share.
2	Not Annualized
3	Annualized

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Real Estate Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended 6/30/10*	Years Ended December 31,
		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$21.87	$17.19	$28.57	$38.86	$34.35	$36.86

Income From Investment Operations
Net investment income	0.41	0.59	0.97	0.95	0.89	0.94
Redemption fees	— [1]	0.01	— [1]	— [1]	— [1]	0.01
Net gains (losses) on securities (both realized and unrealized)	0.36	4.83	(8.57)	(6.36)	8.47	0.52

Total From Investment Operations	0.77	5.43	(7.60)	(5.41)	9.36	1.47

Less Distributions
Dividends (from net investment income)	(0.15)	(0.59)	(0.97)	(0.95)	(0.89)	(0.94)
Distributions (from capital gains)	—	—	(2.79)	(3.93)	(3.96)	(3.04)
Return of capital	—	(0.16)	(0.02)	—	—	—

Total Distributions	(0.15)	(0.75)	(3.78)	(4.88)	(4.85)	(3.98)

Net Asset Value, End of Period	$22.49	$21.87	$17.19	$28.57	$38.86	$34.35

Total Return	3.48%[2]	33.90%	(30.34%)	(15.35%)	28.32%	4.11%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$69,155	$74,307	$68,060	$104,574	$165,451	$153,344
Ratio of expenses to average net assets	1.05%[3]	1.13%	1.00%	0.92%	0.91%	0.95%
Ratio of net investment income to average net assets	3.63%[3]	3.61%	3.64%	2.75%	2.36%	2.49%
Portfolio turnover rate	5.99%[2]	19.08%	17.54%	16.85%	20.20%	5.36%

*	Unaudited
1	Amount represents less than $0.01 per share.
2	Not Annualized
3	Annualized

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Small-Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended 6/30/10*	Years Ended December 31,
		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$40.37	$34.25	$46.14	$48.43	$43.28	$40.33
Income From Investment Operations
Net investment income (loss)	(0.08)	(0.04)	(0.05)	0.11	(0.02)	(0.07)
Redemption fees	— [1]	0.01	0.01	0.01	0.01	0.02
Net gains (losses) on securities (both realized and unrealized)	(1.16)	6.15	(11.85)	(1.10)	5.97	4.43

Total From Investment Operations	(1.24)	6.12	(11.89)	(0.98)	5.96	4.38

Less Distributions
Dividends (from net investment income)	—	—	—	(0.10)	—	—
Distributions (from capital gains)	—	—	—	(1.21)	(0.81)	(1.43)

Total Distributions	—	—	—	(1.31)	(0.81)	(1.43)

Net Asset Value, End of Period	$39.13	$40.37	$34.25	$46.14	$48.43	$43.28

Total Return	(3.07%)[2]	17.87%	(25.77%)	(2.20%)	13.82%	10.86%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$702,350	$855,576	$664,594	$712,132	$736,934	$355,413
Ratio of expenses to average net assets	1.23%[3]	1.28%	1.22%	0.87%	1.21%	1.28%
Ratio of net investment income (loss) to average net assets	(0.36%)[3]	(0.12%)	(0.12%)	0.21%	(0.06%)	(0.25%)
Portfolio turnover rate	0.37%[2]	23.53%	26.14%	19.07%	29.41%	15.49%

*	Unaudited
1	Amount represents less than $0.01 per share.
2	Not Annualized
3	Annualized

See accompanying notes to financial statements.

ADDITIONAL INFORMATION

(unaudited)

Disclosure of Fund Expenses

As a shareholder of the Funds, you may incur two types of costs: (1) redemption fees if you redeem or exchange within 120 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2010 through June 30, 2010.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the numbers in the first line under the heading entitled “Expenses Paid During Six Month Period Ending 6/30/10” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Multi-Cap Fund

	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Six Month Period Ending 6/30/10*
Actual	$1,000.00	$886.20	$5.33
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.71

*	Expenses are equal to the Fund’s annualized expense ratio of 1.14% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

ADDITIONAL INFORMATION (continued)

(unaudited)

Real Estate Fund

	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Six Month Period Ending 6/30/10*
Actual	$1,000.00	$1,034.80	$5.30
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.26

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Small-Cap Value Fund

	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Six Month Period Ending 6/30/10*
Actual	$1,000.00	$969.30	$6.01
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.16

*	Expenses are equal to the Fund’s annualized expense ratio of 1.23% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

ADVISORY AGREEMENTS

(unaudited)

Board Consideration and Re-Approval of Existing Investment Advisory Agreements

The Directors of the Stratton Funds unanimously approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between each Fund and the Advisor at a meeting held on June 9, 2010.

In advance of the meeting, the Directors received various materials from the Advisor and others. The materials provided to the Directors, included, among other things, (i) a memorandum prepared by the law firm of Drinker Biddle & Reath LLP outlining the Directors’ duties and the applicable legal standards for the consideration of the renewal of the Advisory Agreements; (ii) a report prepared by Lipper, an independent company, which included comparative performance and expense information for the Funds and other investment companies with similar portfolio characteristics (“Lipper Report”); (iii) a report from the Advisor which outlined the services that the Advisor performs (and proposes to continue to perform) for the Funds, as well as information on certain Advisor personnel; and (iv) brokerage commission reports and information on soft dollar relationships for the Funds.

Prior to voting, the Directors reviewed the materials with management. The Independent Directors of the Funds also discussed the proposed continuances in a private session at which no representatives of the Advisor were present. In reaching their determinations relating to continuance of the Advisory Agreements with respect to each of the Funds, the Directors reviewed and discussed various factors, the information provided by the Advisor at the Meeting and at other times throughout the year, and other relevant information including, but not limited to, the following:

The nature, extent, and quality of the services to be provided by the Advisor

The Advisor manages the investment of the assets of the Funds, including making purchases and sales of portfolio securities consistent with the Funds’ investment objectives and policies. Although the Funds retain BNY Mellon Investment Servicing (US) Inc., formerly known as PNC Global Investment Servicing (US) Inc., to provide accounting and administrative services, the Advisor also provides the Funds with certain other services (exclusive of, and in addition to, any such services provided by any others retained by the Funds) and with certain executive personnel necessary for its operations. The Advisor pays all of the compensation of the Officers of the Funds who are employees of the Advisor.

The Directors noted that the scope of services provided under the Advisory Agreements continues to expand as a result of regulatory and other developments. The Directors considered the quality of the investment research capabilities of the Advisor and the other resources the Advisor has dedicated to performing services for the Funds. The quality of other services, including the Advisor’s assistance in the coordination of the activities of some of the other service providers for the Funds, was also considered.

The Directors also considered the nature and quality of the services provided by the Advisor to the Funds in light of their experience as Directors of the Funds, their confidence in the Advisor’s integrity and competence gained from that experience and the Advisor’s responsiveness to concerns raised by them in the past.

The Directors concluded that the Advisor has the quality and depth of personnel and investment methods essential to perform its duties under the Advisory Agreements and that the nature and the proposed cost of such advisory services are fair and reasonable in light of the services provided.

ADVISORY AGREEMENTS (continued)

(unaudited)

The Advisor’s historical performance in managing the Funds

The Directors reviewed information pertaining to the performance of each Fund. This data compared the performance of each Fund to the performance of certain funds in its peer group, as categorized by an independent third party, over annualized one-, three- and five-year periods ended at March 31, 2010. The comparative information showed that the performance of the Funds generally compares favorably to their performance benchmarks and other similar funds. Based upon their review, the Directors concluded that the investment performance of each Fund over time has been generally above average. The Directors noted that, in addition to the information received for the Meeting, they also receive detailed performance information for the Funds at each regular Board meeting during the year. The Directors did not consider the performance of other accounts of the Advisor as there were no accounts similar enough to be relevant.

The costs of the services provided by the Advisor and the profits expected to be realized by the Advisor and its affiliates from their relationship with the Funds

The Directors considered the costs of the services provided by the Advisor, recognizing that it is difficult to make comparisons of profitability from investment advisory contracts. The Directors considered that the Advisor’s relationship with the Funds is one of its largest sources of revenue. The Directors considered certain benefits the Advisor realizes due to its relationship with the Funds. In particular, they noted that the Advisor has soft dollar arrangements under which certain brokers may provide industry research to the Advisor’s portfolio managers through the use of a portion of the brokerage commissions generated from the Advisor’s trading activities on behalf of the Funds. The Directors acknowledged that the Funds’ shareholders also benefit from these soft dollar arrangements because the Advisor is able to receive this research, which is used in the management of the portfolios of each Fund, by aggregating securities trades.

The Directors also considered other benefits relating to the relationship between the Advisor and the Funds. It was noted that several of the large institutional and individual accounts in the Funds are also clients of the Advisor and utilize the Advisor’s other products and services. It was also noted that some of these accounts are owned or controlled by employees of the Advisor.

The Directors also considered the advisory fees of each Fund in comparison to the advisory fees of funds within the Funds’ peer groups.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of shareholders

The Directors also considered possible economies of scale that the Advisor could achieve in its management of the Funds. They considered the anticipated asset levels of the Funds, the information provided by the Advisor relating to its estimated costs, and information comparing the fee rates charged by the Advisor with fee rates charged by other unaffiliated investment advisors to their clients. The Directors considered that the fee structure currently does not account for a sharing of economies of scale as the Funds’ assets increase and that Multi-Cap Fund’s assets have decreased in the past year and Real Estate Fund’s and Small-Cap Value Fund’s assets have only modestly increased in the past year. The Directors concluded that the current fee structure, and possible future economies of scale which might accrue once the Funds’ assets increase further, are reasonable in view of the information provided by the Advisor.

ADVISORY AGREEMENTS (continued)

(unaudited)

Summary

The Board noted that, based on a review of all the factors that had been considered in their totality, the Directors, including all of the Independent Directors, determined that each Fund’s advisory fee is fair and reasonable with respect to the quality of services that the Advisor provides and in light of the other factors that had been discussed as deemed relevant by the Directors. The Directors noted that they had based their decision on evaluation of all of the factors as a whole and did not consider any one factor as all-important or controlling in determining whether to approve the Advisory Agreements.

SHAREHOLDER INFORMATION

General Information on the Funds

Requests for a Prospectus, application, financial information (including past performance figures or any additional information on the Funds), and the available programs should be directed to the Funds’ toll free number at 1-800-634-5726. Please visit our website at www.strattonfunds.com to stay up to date on the Funds’ performance and to learn more about the Funds.

Share Price Information

The Funds’ daily NAVs can be found on our website at www.strattonfunds.com. Ticker symbols for Multi-Cap Fund, Real Estate Fund and Small-Cap Value Fund are STRGX, STMDX and STSCX, respectively.

Minimum Investment

The minimum amount for the initial purchase of shares of each Fund is $2,000 for shares purchased in non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent purchases of Fund shares in retirement accounts.

Redemption Fees

The Funds may assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds, in their discrection, are authorized to waive the redemption fee as set forth in the Funds’ Prospectus.

Dividends and Distributions

The Real Estate Fund has made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Real Estate Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Real Estate Fund’s distributions to shareholders may be reclassified as a return of capital at the end of the fiscal year. Therefore, Forms 1099-DIV for the Real Estate Fund may not be available until March. The Multi-Cap Fund may declare and pay dividends, if any, from net investment income semi-annually. The Real Estate Fund may declare and pay dividends, if any, on a semi-annual basis, however it may declare and pay dividends more frequently. The Small-Cap Value Fund may declare and pay dividends, if any, from net investment income annually. Each Fund will make distributions from net realized gains, if any, once a year, but may make distributions on a more frequent basis so as to avoid incurring any Fund level income or excise taxes, or for other reasons. Any distribution paid necessarily reduces a Fund’s NAV per share by the amount of the distribution. Unless a shareholder elects to receive distributions in cash, distributions will be reinvested in additional shares of the appropriate Fund.

Available Programs

Automatic Investment Plan

Shares of a Fund may be purchased through our Automatic Investment Plan. This plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. Participation in this plan requires a $2,000 initial minimum balance and a minimum monthly investment of $100. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may participate in the plan.

SHAREHOLDER INFORMATION (continued)

Systematic Cash Withdrawal Plan

Shares of a Fund may be automatically redeemed through our Systematic Cash Withdrawal Plan. Participation in this plan requires a minimum account balance of $10,000 and a minimum monthly withdrawal of $50.

Retirement and Education Plans

Shares of the Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these plans and further details about procedures to be followed are available by calling 1-800-634-5726, or by visiting the Funds’ website at www.strattonfunds.com.

Proxy Voting

For free information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, or to obtain a free copy of the Funds’ complete proxy voting policies and procedures, call 1-800-634-5726, or visit the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files a schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Forms N-Q also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts (including additional purchase or redemption requests) and other Fund services should call 1-800-472-4266 or write the transfer agent at the following addresses:

via First Class Mail	via Overnight Courier
Stratton Mutual Funds	Stratton Mutual Funds
c/o BNY Mellon Investment Servicing (US) Inc.	c/o BNY Mellon Investment Servicing (US) Inc.
P. O. Box 9801	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

1-800-578-8261

Please do not send account related correspondence, including transaction requests, to the Advisor. Doing so may delay the processing of your account related request.

DIRECTORS

Bernard A. Francis, Jr.
Brian G. Peirce
Lois Rothenberger
James W. Stratton
Frank Thomas
H. Drake Williams, Jr.
Joel H. Wilson
Harold L. Zuber, Jr.

OFFICERS

James W. Stratton
Chairman
Stratton Mutual Funds

John A. Affleck, CFA
President
Stratton Multi-Cap Fund

James A. Beers
President
Stratton Real Estate Fund

Gerald M. Van Horn, CFA
President
Stratton Small-Cap Value Fund

Joanne E. Kuzma
Chief Compliance Officer

Patricia L. Sloan
Secretary & Treasurer

Brigid E. Hummel
Assistant Secretary &
Assistant Treasurer

Michelle A. Whalen
Assistant Secretary &
Assistant Treasurer

INVESTMENT ADVISOR

TRANSFER AGENT & DIVIDEND PAYING AGENT

BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406-1212
1-800-472-4266

CUSTODIAN BANK

PFPC Trust Company
301 Bellevue Parkway
Wilmington, DE 19809

Visit the Stratton Mutual Funds website at www.strattonfunds.com

STRATTON
MUTUAL FUNDS
Stability • Strategy • Success

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Stratton Real Estate Fund, Inc.

By (Signature and Title)*	/S/ JAMES W. STRATTON
James W. Stratton, Chief Executive Officer
(principal executive officer)

Date 8/11/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ JAMES W. STRATTON
James W. Stratton, Chief Executive Officer
(principal executive officer)

Date 8/11/10

By (Signature and Title)*	/S/ JAMES A. BEERS
James A. Beers, Chief Financial Officer
(principal financial officer)

Date 8/11/10

*	Print the name and title of each signing officer under his or her signature.